UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 13, 2006

Lucent Technologies Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11639	22-3408857
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Mountain Avenue, Murray Hill , New Jersey		07974
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	908-582-8500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On January 13, 2006, Lucent Technologies Inc. (the "Company") announced that Frank A. D’Amelio, the Company’s Executive Vice President and Chief Financial Officer, has been appointed the Company’s Chief Operating Officer. Mr. D’Amelio, who is 48 years old, was named Executive Vice President and Chief Financial Officer in May 2001 and, before that, held a variety of senior financial and operational positions at the Company. Mr. D’Amelio will continue in his role as Chief Financial Officer until a successor is named. Mr. D’Amelio’s position as Chief Operating Officer is not for a fixed term.

The terms of Mr. D’Amelio’s compensation arrangements in his new role have not been finalized.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of the press release issued today.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release dated January 13, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lucent Technologies Inc.

January 13, 2006	By:	/s/ William R. Carapezzi, Jr.

Name: William R. Carapezzi, Jr.
Title: SVP, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Lucent Technologies on January 13, 2006